Exhibit 99.1

STAAR Surgical NASDAQ - STAA Dave Bailey, President CEO

FORWARD-LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, our ability to overcome negative publicity resulting from warning letters and other correspondence from the FDA Office of Compliance, the willingness of surgeons and patients to adopt a new product and procedure, and our ability to successfully launch and market the ICL in the U.S. while overcoming the foregoing challenges, our ability to implement our cost savings strategies and realize our expected savings, our ability to reverse the decline in domestic sales of intraocular lenses, our ability to maintain or enhance our existing product sales and gross profit margin and reduce compliance expenditures, the rapid pace of technological change in the ophthalmic industry, our ability to compete with much larger ophthalmic companies, general domestic and international economic conditions, and other factors beyond our control, including those discussed under the heading "Risk Factors" in our annual report on form 10K for fiscal year 2005 and our quarterly report on form 10Q for the period ended June 30, 2006. STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL IS............ An Ophthalmic Device Company focused on bringing innovative Refractive and Cataract Lens Technologies to market that deliver Superior Clinical Outcomes.

Investment Considerations Large and growing addressable market - High Growth, High Margin Leadership in phakic implants - the Visian Implantable Collamer Lens. Next Generation a Reality Opportunity to rebuild Share in the Cataract market Poised for Growth . Favorable market trends . Unique and Innovative Products . Pending new approvals

Visian ICL(tm)

Visian Advantages "Correct the Vision NOT the eye"; Architecture and Anatomy of the Cornea is completely unchanged with the ICL. Patient friendly - topical anesthesia, small incision, quick rehabilitation, "wow" for patient. Additive Vs Subtractive - "Removable" Manageable complication profile - With a LASIK complication an effective solution is not always easily available

Vision Correction Market Up to 1.5 billion Myopes worldwide; geographic variances in key matrices e.g. mean myopia 3.0 million LASIK procedures/year WW 1.4 million US 0.8 million China 0.8 million ROW Recent cannibalization to PRK - 10 to 15% in the US. Driven by a concern over Corneal based procedures

ICL Market Target at -7.5D and above. Adjusted population in the US of six million eyes per year. Targeted penetration rate of this market is 10% over time - 600,000 procedures Adjusted equivalent in International is 100 million eyes per year !! In this target market approx 40% of patients will have some level of astigmatism. Evidence points to Toric availability being an accelerator for procedure acceptance especially in large volume Centre's.

Country Penetration % Switzerland 3.8% Korea 3.2% Spain 2.9% Scandinavia 2.8% Benelux 1.8% South America 0.6% Germany 0.5% Middle East 0.5% UK 0.2% Italy 0.2% France 0.2% India 0.1% Room for growth - penetration as a % LASIK

Sales of ICLs at and below -10.0

Cumulative Sales by Diopter as Percent of Total -3 -3.5 -4 -4.5 -5 -5.07 -6 -6.5 -7 -7.5 -8 -8.5 -9 -9.5 -10 -10.5 -11 -11.5 -12 -12.5 -13 -13.5 -14 -14.5 -15 -15.5 -16 -16.5 -17 -17.5 -18 Int'l 2004 0.004 0.007 0.015 0.02 0.027 0.034 0.052 0.065 0.081 0.119 0.145 0.171 0.238 0.279 0.325 0.369 0.463 0.518 0.564 0.658 0.696 0.732 0.76 0.812 0.837 0.853 0.888 0.905 0.93 0.946 1 Int'l 2006 0.006 0.008 0.016 0.019 0.025 0.031 0.056 0.07 0.085 0.124 0.156 0.186 0.273 0.327 0.379 0.435 0.532 0.58 0.628 0.701 0.737 0.77 0.801 0.847 0.863 0.879 0.91 0.921 0.939 0.951 1 US 2006 0.003 0.008 0.018 0.029 0.041 0.041 0.08 0.106 0.141 0.175 0.227 0.281 0.35 0.412 0.484 0.548 0.617 0.68 0.736 0.783 0.825 0.859 0.881 0.901 0.921 0.936 1 1 1 1 1 5.5 % growth US 48.4%

Not a Niche Market - the Facts Suspicious Corneas are not segmented to High Myopia 10/15 % of the US LASIK market is now surface based treatments due to concern over the Cornea Some International surgeons have a 25% implant to LASIK ratio !! 33% implants in US are at or below -8D Dry eye is not limited to High Myopes and is exacerbated by a Corneal based procedure High patient satisfaction rates with the Visian ICL

PRK - Driven by the Fear of Ectasia Based on the perception that PRK is a safer corneal surgery than LASIK it has quickly grown to 10 to 15% of the volume in most practices and 100% of a few The view it is safer has now been strongly challenged if not repudiated - thin flap LASIK indistinguishable. Recent reports of Ectasia after low myopia PRK This despite the fact PRK is very poor in early results and in patient satisfaction - Slade contralateral study ESCRS.

Which Eye Has Better Vision? 1 Day (n=27) 3 Days (n=27) 1 Week (n=30) 1 Month (n=42) LASIK w/ IntraLase 96 100 83 69 PRK 0 0 0 7 Both Same 4 0 17 24 % Eyes

Which Eye Has More Pain? Through One Month Postoperative 1 Day (n=33) 3 Days (n=33) 1 Week (n=33) 1 Month (n=42) LASIK w/ IntraLase More Pain 0 0 0 5 PRK More Pain 97 97 52 19 Both Same 3 3 48 76 % Eyes

Conclusions If you are uncomfortable doing corneal surgery (LASIK) you should not do corneal surgery (PRK). Steve Slade MD The ICL is the answer for 10% to 15% of US volume on this basis alone - 140 to 200,000+ units The US Centers are currently determined to deliver a corneal based procedure at whatever cost. Need to focus on patient satisfaction matrices !! A Toric phakic lens will accelerate conversion of this market

China 2 Training Centers established, 3 additional in the process of being established Proctoring program started (5 clinics proctored recently) Key focus is to develop surgical skills (most surgeons still do ECCE, not phaco) Strong growth opportunity mid term due to average refractive error corrected high (-8 dptrs)

India Focus on high price refractive segment Currently appr 80k laser treatments done High potential due to average cornea in India being below 500 microns Plans: Training centers in the process of being established Growth through quality

US Visian Launch Update Estimate 300 to 350 surgeons proctored by end year, strict surgical protocol. Overwhelmingly good experience - "my happiest patients" Upcoming certification courses; 50+ attendees, upcoming CME 250+ attendees, live surgery feed Five eye proctoring requirement focused on OUTCOMES , follow up visits allowed to achieve certification Practice integration / upfront presentation to patients the key - "reset" the LASIK machine

Tools to facilitate the "mindset" change Investment in Refractive and Selling expertise Practice assessments to ensure successful integration - ongoing User group meetings; ESCRS,AAO. Podium presence major meetings; e.g. five year trial data, ASCRS 2007 LASIK comparisons - low myopia Contralateral studies 2007- quality of vision/patient satisfaction

Next Generation Visian Toric ICL

Outcomes - Highlights Population started with over -9D myopia and -2D Cylinder ALL patients reported they were happy with the surgery - 98% VERY or EXTREMELY happy Over 77% could see as well or BETTER without any correction at 1 year post-op than they could with their best spectacle correction pre-op 4% had 20/10 corrected (super-vision) pre-op; 37% had 20/10 corrected post-op at one year Of those with 20/20 BCVA preop, 90% could see 20/20, 97% could see 20/25, all could see 20/40 at one year with NO CORRECTION Customized Outcomes - Customized Business. Expands the Market

Competition Landscape Alcon - Determined to enter at -6D but rotational and cataract issues. Anterior implant no toric version Vivarte (Zeiss / Ioltech) withdrawn from the market due to Endothelium cell loss after 3 years Launch of foldable Artisan in Europe, causing limited enthusiasm I prefer the Artisan over the Artiflex due to the very challenging implantation technique and the inflammation response post-op (of the Artiflex) Conclusion - STAAR is the leader in a category that is poised for growth

Worldwide Cataract Market Worldwide IOL market, estimated 13.8M procedures ($1.28 billion) performed in 05 Market growing to $2.42 billion by 2010 (17.1M procedures), representing a CAGR of 13.5% by 2010 Driven by innovation / improved outcomes

US Cataract Market Largest IOL market, estimated 2.9M procedures ($428 million) performed in 05 Market growing to $1.034 billion by 2010 (3.2M procedures), representing a CAGR of 19% by 2010 Presbyopic IOLs (accommodating and multifocal) and RLE will represent $550M of revenues by 2010

STAAR's Opportunity Year Units(000) % 2005 184 5.8% 2004 191 6.8% 2003 212 8.0% 2002 227 8.4% 2001 249 9.6% 2000 283 11.1% 1999 309 12.4% 1998 253 10.1%

US IOL Market Share - 2005 Units (000) % Alcon 1,480 49.9% AMO 800 27.0% Bausch & Lomb 350 11.8% STAAR 184 6.1% Eyeonics 22 0.7% Other 131 4.5% Total: 2,967 100.0%

2006/2007 IOL Initiatives Silicone Square Edge IOL 11/06 Collamer Aspheric IOL 11/06 Silicone Aspheric IOL 02/07 Preloaded Silicone Aspheric Injector 10/07

Players - Now Material Material Material Silicone Acrylic Other Plate Bausch & Lomb STAAR STAAR Three-Piece AMO Bausch & Lomb STAAR Alcon STAAR One-Piece Alcon AMO Aspheric AMO Bausch & Lomb STAAR * Alcon AMO STAAR * Blue-Blocking Alcon Toric STAAR Alcon Accommodating Eyeonics Multifocal Alcon AMO * Enhancements

2007 PreLoad Entrants Material Material Material Silicone Acrylic Other Alcon AMO Bausch & Lomb STAAR

Key Differentiating Characteristics Collamer Material Collagen and Co-Polymer Induces fewer Higher Order Aberrations than other lens materials Exceptional Quality of Vision Significant Biocompatibility Polyimide Haptics Excellent shape memory for optimal Centration and Lens Fixation Toric IOL Small Incision Injection System

Q2 Recap Global Sales - $14.6 million - highest quarterly sales since 1999 Three quarters of sequential sales growth excluding US ICL sales ICL sales US - $1.2 million - first full quarter after launch Intl - $2.1 million - continued sequential growth Global cataract sales $10.9 million - Three quarters of sequential increases Aspheric preloaded approved in Europe in Q2 New Canadian distributor

Q2 Recap Gross Profit - 48.4% Highest since Q3 2004 Continued improvement expected - geographic and product mix SG&A & R&D - $10.1 million Increased spending related to ICL marketing, Toric ICL submission, new product development Net loss - $0.13 per share $.02 included in net loss related to stock option expense

Cash Q2 Cash - $8.5 million Liquidity needs further supported by: $3.0 million US line of credit $2.4 million Intl lines of credit - $800K available $1.5 million US lease lines of credit to support capital improvement plans Stock option exercises - $2.0 million anticipated for 2006 Collection of former director notes - $1.0 million - payment expected late Q3, early Q4

Cash Cash Flow Objectives 2006 - Significantly improve total cash usage over $10.0** million used in 2005. Improve cash used in operating activities in the second half of 2006 vs. the first half of 2006. 2007 - Generate sequentially increasing cash flows in international and sequentially decreasing cash burn in the US with consolidated positive cash flows resulting sometime in second half of 2007. **(excludes purchase and sales of ST investments and proceeds of private placement)

Long-Term Operating Model Sales - cataract 60% $ 60,000,000 Sales - refractive 40% $ 40,000,000 Total sales* 100% $100,000,000* COS - cataract 40% $ 24,000,000 COS - refractive 15% $ 6,000,000 Total COS 30% $ 30,000,000 GP - cataract 60% $ 36,000,000 GP - refractive 85% $ 34,000,000 GP - total 70% $ 70,000,000 G&A 9% $ 9,000,000 M&S 28% $ 28,000,000 R&D 8% $ 8,000,000 Total SG&A & R&D 45% $ 45,000,000 Operating Income 25% $ 25,000,000 Other 1% $ 500,000 Income before taxes 26% $ 25,500,000 Income taxes** 1% $ 1,300,000 Net income 24% $ 24,200,000 Weighted Average Shares O/S 30,000,000 * $100,000,000 is a hypothetical number for demonstration purposes only and is not meant to indicate actual sales or projected sales in any period. **Assumes no U.S. income taxes paid until NOLs absorbed at approximately $80 million earnings.

Investment Considerations Large and growing addressable market - High Growth, High Margin Leadership in phakic implants - the Visian Implantable Collamer Lens. Next Generation a reality. Opportunity to rebuild Share in the Cataract market Poised for Growth . Favorable market trends . Unique and Innovative Products . Pending New Approvals

Thank You STAAR Surgical Company